[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

JDP Agreement

This JDP Agreement (“Agreement”) is made by and between Limited Liability Company Ulyanovsk Center for Technology Transfer a corporation doing business in the Russian Federation (“UCTT”), and Intermolecular, Inc., a Delaware corporation doing business at 3011 North First St., San Jose, CA 95134 (“IMI”). The effective date of this Agreement shall be September 29, 2013 (the “Effective Date”).

Background

1.
UCTT is engaged in, among other things, research, design, experimentation, development and commercialization of materials, manufacturing processes, and technologies in the Field as more fully defined in Section 1.12 below.

2.	IMI is engaged in, among other things, research, design, experimentation, development and commercialization in the area of and using HPC Technology as more fully defined in Section 1.13 below.

3.	UCTT purchased certain equipment (“Wet Equipment”) from IMI under a Wet Equipment Supply and Technology Licensing Contract.

4.	UCTT purchased certain equipment (“Dry Equipment”) from IMI under a Dry Equipment Supply and Technology Licensing Contract.

5.
UCTT wishes to engage in this joint development program with IMI in which joint development teams from IMI and UCTT will utilize IMI facilities, Dry Equipment, Wet Equipment and Informatics software to speed technology development and dramatically reduce time to market new, high-value products.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows.

1.	DEFINITIONS

1.1
Affiliate means a corporation, company or other entity now or hereafter, directly or indirectly, owned or controlled by UCTT or IMI respectively, but such corporation, company or other entity shall be deemed to be an Affiliate only so long as such ownership or control exists. For purposes of this definition "control" of a corporation, company or other entity shall mean -

a.
to have more than fifty percent (50%) of the voting rights or of the outstanding shares or securities representing the right to vote for either the election of the board of directors or a similar managing authority, or a supervisory board, or

b.
if there do not exist outstanding shares or securities as may be the case in a partnership, joint venture or unincorporated association, to have more than fifty percent (50%) of the ownership interest representing the right to make decisions for such entity.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2	Background Technology of a party means Intellectual Property Rights and Know-How

a.	that is owned by the party at any time during the Term; and

b.	that was developed prior to the Effective Date.
1.3Business Brought By shall have the meaning given to it in Section 7.3.

1.4	Business Development Committee shall the meaning given to it in Section 6.

1.5
CDP means an engagement between UCTT as provider of technology and/or services and IMI or Third Party as customer and recipient of such technology and/or services (regardless of whether or not UCTT is paid for such engagement) in which UCTT will use HPC Technology (including Dry Equipment and Wet Equipment) in the Field in any way to test, screen, develop or evaluate technologies or intellectual property pertaining to the deposition, cleaning, stripping, etching, or patterning of chemistries, thin films, coatings or other materials on a stand-alone basis or in integrated devices.

1.6	CDP Agreement means an agreement for a CDP.

1.7	CDP Licenses shall have the meaning given to it in Section 7.2.

1.8	CDP License Fees shall have the meaning given to it in Section 8.1b.

1.9	CDP Services shall have the meaning given to it in Section 7.2.

1.10	CDP Service Fees shall have the meaning given to it in Section 8.1a.

1.11	Confidential Information means information as defined in Section 12.

1.12	Field means the field of glass coatings, photovoltaics, power electronics and display.

1.13
HPC Technology means Intellectual Property Rights and Know-How related to techniques, methodologies, processes, test vehicles, synthetic procedures, technologies, systems, tools, tool configurations, tool designs or combination thereof, used for the simultaneous parallel or rapid serial design, discovery, synthesis, processing, process sequencing, process integration, device integration, analysis, or characterization of two (2) or more compounds, compositions, mixtures, processes, or conditions, or the structures derived from such.

1.14	IMI Projects means projects, engagements or activities conducted by IMI for IMI’s customers or for IMI’s internal development programs.

1.15	IMI Site means San Jose, CA, USA.

1.16	IMI Technical Contribution to CDP IP shall have the meaning given to it in Section 7.4.

1.17	Intellectual Property Rights means Statutory Rights in and to any and all of the following -

a.
U.S. and foreign patents and patent applications claiming any inventions or discoveries made, developed, conceived, or reduced to practice, including all divisions, substitutions, continuations, continuation-in-part applications, and reissues, re-examinations and extensions thereof,

b.	U.S. and foreign copyrights,

c.	U.S. and foreign trademarks, service marks, trade names, trade dress, domain names and similar rights,

d.	U.S. and foreign mask work rights, and

a.	Any other moral, intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction in the world.

1.18	JDP means the joint development program as more fully described in this Agreement.

1.19	JDP Technology means the technology developed during and as a result of UCTT Engineers working on IMI Projects.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.20
Know-how means any know-how, technology, trade secrets, information (including inventions eligible for statutory protection), software (including source code), circuitry, circuit designs, design descriptions, specifications, formulas, processes, process conditions, materials, material stacks, structures, architectures, specifications for the procurement of parts and drawings, whether in tangible or intangible form and all other experience, drafts, ideas, concepts and business information.

a.
Know-How does not include Intellectual Property Rights, however Know-How shall include without limitation copyrights or intellectual property rights (other than Intellectual Property Rights) that are not Statutory Rights.

1.21	Licensing Royalty Profits shall have the meaning given to it in Section 8.3.

1.22	Outside Third Party means a Third Party

a.	whose principal offices are located outside the Russian Federation; or

b.	a majority of whose assets are located outside the Russian Federation ; or

c.
that is Controlled by a corporation, company or other entity as of the Effective Date whose principal offices are located outside the Russian Federation or a majority of whose assets are located outside the Russian Federation, but such Third Party shall be deemed to be an Outside Third Party for only so long as such Control exists. For purposes of this Section 1.22, "Control" shall mean -

i.
to directly or indirectly have more than [***]percent ([***]%) of the voting rights or of the outstanding shares or securities representing the right to vote for either the election of the board of directors or a similar managing authority, or a supervisory board, or

ii.
if there do not exist outstanding shares or securities as may be the case in a partnership, joint venture or unincorporated association, to directly or indirectly have more than [***]percent ([***]%) of the ownership interest representing the right to make decisions for such Third Party.

1.23	Service Net Profits shall have the meaning given to it in Section 8.2.

1.24	Sign-Off shall have the meaning given to it in the Dry Equipment Supply and Technology Licensing Contract.

1.25	Statutory Rights means rights that come into force by the process of the following steps -

a.	Application to or registration with a governmental entity; and

b.	Approval of such application or registration by such entity.

1.26	Term shall have the meaning defined in Section 15.1.

1.27	Third Party means a party other than IMI or UCTT or their Affiliates.

1.28	Tool Stay Period means the period

a.	Starting on the Sign-Off date, and

b.	Ending [***] thereafter.

1.29	Tools mean the Dry Equipment and an IMI-owned functional equivalent of the Wet Equipment, either alone or in combination, as applicable.

1.30	Training Period means the period

a.	Starting on the Sign-Off date, and

b.	Ending [***] thereafter.

1.31	UCTT Engineers means up to a maximum of [***] UCTT engineering personnel who will be provided training by IMI in accordance with Section 2.1.

1.32	UCTT Projects means projects, engagements or activities conducted under a CDP.

1.33	UCTT Site means Ulyanovsk, Russian Federation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	IMI ACTIVITIES

2.1	Training

a.
During the Training Period, IMI will provide training for UCTT Engineers at IMI Site. In the event UCTT Engineers are not able to be physically present at the IMI Site for such training (e.g. due to a delay in the processing of their visa permits), IMI and UCTT will arrange for a mutually agreeable means and medium for remotely training the UCTT Engineers until such time when the UCTT Engineers are able to be physically present at IMI Site.

b.	The training will include the following activities:

i.	The UCTT Engineers will be trained on IMI Projects and UCTT Projects.

ii.	With respect to the Tools, IMI will provide UCTT Engineers training on:

A.	Use of the Tools.

B.	Designing experiments on the Tools.

C.	Designing workflows on the Tools.

D.	Use Informatics to program the Tools.

iii.	With respect to HPC Technology, IMI will provide UCTT Engineers training on:

A.	Combinatorial techniques.

B.	Combinatorial methodologies.

C.	Combinatorial processes.

D.	Test vehicles for combinatorial processing.

E.	Configurations of combinatorial systems.

F.	Screening, discovery, synthesis and processing of materials.

G.	Screening, discovery and identification of process conditions for device manufacturing.

H.	Process sequencing.

I.	Process integration.

J.	Device integration.

K.	Analysis and characterization of combinatorial data.

iv.
In the event IMI, in its sole discretion, believes that the training may involve dissemination of information that requires an export license or a deemed export license, IMI shall only provide such training after such licenses are obtained.

2.2	Expense

a.	During the Training Period and subject to Section 11.1, IMI, and not UCTT, will pay for the costs associated with operating the Dry Equipment.

b.
During the Training Period, IMI will reimburse UCTT for UCTT’s expenses related to the training of the UCTT Engineers. Such expenses may include the salaries, room and board for the UCTT Engineers (collectively “Expenses”). In accordance with the foregoing, UCTT shall invoice IMI for the Expenses on the first day of each [***]for the first [***]in [***] equal amounts of [***] each and IMI shall make all approved payments no later than [***] days after invoicing.

i.	Notwithstanding the foregoing, IMI’s obligation to reimburse Expenses to UCTT shall be limited to a total of [***]. UCTT, and not IMI, shall be responsible for any Expenses that exceed [***].

c.	Except as set forth in this Section 2.2, UCTT and IMI will each bear their own respective costs associated with the JDP.

2.3	Facilities and Workspace

a.
IMI will provide adequate facilities and workspace for UCTT Engineers at IMI Site and additional resources as are necessary to support IMI’s obligations to provide training to UCTT Engineers pursuant to Section 2.1. Such additional resources include access to clean room facilities, badge access, land-line phone connections, Internet access, and cubicle or office space for such UCTT Engineers.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.	The UCTT Engineers shall complete IMI’s standard confidentiality and safety training prior to receiving access to IMI Site.

c.	In connection with use of the Tools, IMI will also provide the UCTT Engineers access to the metrology tools.

2.4	Assist UCTT in signing CDP Agreement

a.
Effective after Sign-Off, IMI will make commercially reasonable efforts to sub-contract to UCTT a portion of the activities under its current customer engagements for [***], at the sole discretion of IMI and subject to the approval of such current customer. Subject to such discretion and such approval,

i.	The detailed process, steps and timeline for such sub-contracting will be proposed by IMI and agreed upon with UCTT.

ii.	UCTT agrees to assist IMI including providing IMI with an understanding of the cost structure of R&D services at UCTT Site.

iii.	The minimum gross margin for these engagements (between customer and IMI) prior to such sub-contracting will be [***]than [***].

b.	IMI will assist UCTT to sign one or more CDP Agreements.

c.
If, within [***] of the Sign-Off, UCTT is unable to sign CDP Agreements for which [***] is [***] and where the cumulative revenue that UCTT can receive under all such CDP Agreements is at least [***], IMI agrees to pay UCTT up to a maximum of [***] in the following manner:

i.
If, [***] from the Sign-Off (“First Date”), the cumulative revenue that UCTT can receive under all CDP Agreements signed by UCTT on or prior to the First Date (“First Revenue”), is less than [***], IMI will make a payment to UCTT (“First Payment”) in the amount computed as follows -

[***]

ii.
If, [***] from the Sign-Off (“Second Date”), the cumulative revenue that UCTT can receive under all CDP Agreements signed by UCTT on or prior to the Second Date (“Second Revenue”), is less than [***], IMI will make a payment to UCTT (“Second Payment”) in the amount computed as follows -

[***]

iii.
If, [***] from the Sign-Off (“Third Date”), the cumulative revenue that UCTT can receive under all CDP Agreements signed by UCTT on or prior to the Third Date (“Third Revenue”), is less than [***], IMI will make a payment to UCTT (“Third Payment”) in the amount computed as follows -

[***]

iv.
If, [***] from the Sign-Off (“Fourth Date”), the cumulative revenue that UCTT can receive under all CDP Agreements signed by UCTT on or prior to the Fourth Date (“Fourth Revenue”), is less than [***], IMI will make a payment to UCTT (“Fourth Payment”) in the amount computed as follows -

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

d.
The First Payment, Second Payment, Third Payment and Fourth Payment will be non-refundable. For the avoidance of doubt, the total cumulative payments from IMI to UCTT under this Section 2.4c shall not exceed [***].

e.
Making payments in accordance with Section 2.4c does not release IMI from its obligation to make commercially reasonable efforts to sub-contract to UCTT a portion of the activities under its current customer engagements for [***] as it provided in Section 2.4a.

f.
UCTT shall make commercially reasonable efforts in signing CDP Agreements where Business Brought By is IMI (“IMI CDPs”) and shall not give preference to signing CDP Agreements where Business Brought By is UCTT (“UCTT CDPs”). The decision to sign an IMI CDP shall be solely based on the [***] and [***] that UCTT may obtain from such CDP. In determining whether or not to sign IMI CDPs, UCTT shall not take into account the [***]. Additionally, in determining whether or not to sign IMI CDPs, UCTT shall not take into account the [***] to be provided to [***].

g.
If, during the period beginning upon Sign-Off and ending [***] thereafter, UCTT does not sign an IMI CDP for reasons not solely based on the [***] and [***] that UCTT could have obtained from such CDP, then the parties shall agree to discuss in good faith a [***] IMI’s obligations under Section 2.4c.

2.5	IMI rights but not obligations

a.
Within [***] from the Effective Date and at IMI’s sole discretion, the parties agree to discuss in good faith the opportunity for IMI to [***] at the [***] no more than [***] of the [***] of [***], a company [***] and hereinafter referred to as Project Company, on a [***] basis. Notwithstanding the foregoing, nothing in this Agreement obligates IMI to make such [***].

b.	The parties agree that IMI shall have the right but not the obligation to propose candidates for election to [***] of Project Company’s Board of Directors.

3.	IMI Projects on DRY EQUIPMENT

3.1	CDP Agreement

a.	Upon the signing of a CDP Agreement, the Dry Equipment will be used for UCTT Projects.

3.2	During the Tool Stay Period

a.
In addition to being used for UCTT Projects, the parties agree that during the Tool Stay Period, IMI will use the Tools for IMI Projects at the IMI Site to satisfy IMI’s obligations to provide training to UCTT Engineers pursuant to Section 2.1.

4.	UCTT ACTIVITIES

4.1	Personnel

a.
During the Tool Stay Period, UCTT will ensure that no less than [***] UCTT Engineers (“Minimum Engineers”) are present at IMI Site and are available for supporting the UCTT Projects to satisfy UCTT’s obligations to its CDP customers and for IMI Projects to satisfy IMI’s obligations to provide training to UCTT Engineers pursuant to Section 2.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

i.	IMI will provide advisory services to UCTT to ensure that UCTT Engineers assigned by UCTT have the appropriate technical competency and are suitable candidates for training.

ii.
In the event, UCTT is unable to provide the Minimum Engineers during the Tool Stay Period, the parties agree to discuss in good faith other alternatives as appropriate remedies to address the shortfall. Such remedies will include but will not be necessarily limited to one or more of the following:

A.	Possible transfer of CDP activity to UCTT Site.

B.	Possible hiring campaign to recruit additional personnel. or

C.
Possible reduction in either the First Payment that may be owed by IMI to UCTT pursuant to Section 2.4c.i, Second Payment that may be owed by IMI to UCTT pursuant to Section 2.4c.ii, Third Payment that may be owed by IMI to UCTT pursuant to Section 2.4c.iii or Fourth Payment that may be owed by IMI to UCTT pursuant to Section 2.4c.iv.

b.	UCTT will ensure that the UCTT Engineers execute all required documents in order for IMI to comply with IMI’s confidentiality obligations under any IMI Projects.

5.	ACTIVITIES BY BOTH PARTIES

5.1	Project Managers
UCTT and IMI will each appoint by written notice to the other party a principal point of contact to be its project manager (the "Project Managers") who will coordinate and act as a liaison with the other party with respect to this Agreement and oversee the work under this Agreement. The parties will use reasonable efforts to direct communications under this Agreement through the project managers. Either party may from time to time change its project manager at its discretion by providing written notice to the other party.

5.2	Dispute Escalation Process
If either party believes that the other party has failed to perform its obligations under this Agreement, it will notify the other party of the perceived deficiency. The parties will, in good faith, attempt to resolve the matter within thirty (30) days in accordance with the following procedure:

a.	Project Managers

i.
Upon receipt of notice the Project Managers will promptly discuss a corrective action plan in person or by telephone and will attempt in good faith to agree to a mutually acceptable corrective action plan.

ii.	If the Project Managers cannot agree upon a corrective action plan within ten (10) days of receipt of notice, the issue will be escalated to senior management at the respective parties.

b.	Senior Management Representatives

i.	The respective senior management representatives will promptly discuss the issue in person or by telephone and the parties will attempt in good faith to resolve the issue for a period of (10) days.

ii.	If the issue is not resolved by mutual agreement within the second ten (10) day period, the issue will be escalated to senior most individual at the respective parties.

c.	Senior most individual

i.	The respective senior most individual will promptly discuss the issue in person or by telephone and the parties will attempt in good faith to resolve the issue for a period of (10) days.

ii.	If the issue is not resolved by mutual agreement within the third ten (10) day period, the parties may resort to remedies available in this Agreement or at law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3	Progress Reports; Meetings
UCTT and IMI will discuss the progress of work under this Agreement at least on a monthly basis.

5.4	Development Records
UCTT and IMI shall maintain records of JDP activities (or cause such records to be maintained) in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the JDP activities (including information sufficient to establish dates of conception and reduction to practice of inventions).

5.5	Obligation to notify
If UCTT intends to communicate with an Outside Third Party for the purpose of engaging in a CDP with such Outside Third Party, it will depend on whether such Outside Third Party is included in the Category A List, Category B List or Category C List (collectively “Lists”). The Lists are attached hereto as Annex A. The Parties agree to update the Lists upon mutual agreement. In the event a Third Party is not included in either of the Lists, the parties agree to discuss in good faith the inclusion of such party in one of the Lists. The following shall govern whether UCTT can contact an Outside Third Party for the purpose of engaging in a CDP with such Outside Third Party.

a.	With respect to an Outside Third Party that is on the Category A List, UCTT is free to engage with such Outside Third Party for the purpose of signing a CDP without IMI’s prior consent.

i.
In the event UCTT has established communications with an Outside Third Party with the good faith intent for UCTT to sign a CDP with such Outside Third Party, UCTT shall notify IMI in writing of such communications.

ii.
In the event IMI has established communications with an Outside Third Party with the good faith intent for IMI to sign a CDP with such Outside Third Party, IMI shall notify UCTT in writing of such communications.

iii.
In the event a party (“First Party”) has established communications with an Outside Third Party with the good faith intent for the First Party to sign a CDP with such Outside Third Party and as of the date of establishing of such communications the First Party has not received the other party’s written notification of establishing communication with such Outside Third Party in accordance with 5.5 (a) (i) or 5.5 (a) (ii), as the case may be,, then for the purpose of Section 7.3b, the First Contacting Party shall be the First Party.

iv.
Each party purporting to be the First Contacting Party under this section shall provide written documents (including but not limited to email records) to support its assertion that it is the First Contacting Party.

v.
Notwithstanding the foregoing, in order to maximize the chances of signing such CDP with such Outside Third Party, the parties may agree in good faith to amend the foregoing (including amending the identification of First Contacting Party and/or its impact on Section 7.3b) and discuss priorities and strategies in advance of establishing such communications.

b.
With respect to an Outside Third Party that is on the Category B List, UCTT shall not communicate with such Outside Third Party for the purpose of engaging in a CDP with such Outside Third Party without IMI’s prior written consent. If UCTT has received such IMI written consent, then for the purpose of Section 7.3b, the First Contacting Party shall be UCTT.

c.	With respect to an Outside Third Party that is on the Category C List, UCTT shall not communicate with such Outside Third Party for the purpose of engaging in a CDP with such Outside Third Party.

d.
For a period of 5 years from the Effective Date, IMI cannot sign a JDP in the field of glass coatings with a third party where such JDP will be similar in structure to this JDP, without UCTT’s prior consent. In the event IMI has established communications with a Third Party with the good faith intent for IMI to sign an agreement similar in structure to this JDP with such Third

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Party in the field of [***], IMI shall notify UCTT in writing of such communications.

6.	BUSINESS DEVELOPMENT COMMITTEE

6.1	Membership

a.	The parties shall form and operate a committee for managing the JDP (hereinafter the “Business Development Committee”).

b.
The Business Development Committee shall consist of four (4) members. UCTT shall appoint two (2) members of the Business Development Committee and IMI shall appoint two (2) members. Each party may designate a third member such that each party may have an alternate or substitute member available at any given time, but only two (2) such members of each party shall vote in meetings of the Business Development Committee. At any time upon written notice to the other party, a party may at its sole discretion replace any member(s) of the Business Development Committee that such party has appointed.

c.	No later than thirty (30) days from the Effective Date, IMI will identify by name three (3) IMI members of the Business Development Committee.

d.	No later than thirty (30) days from the Effective Date, UCTT will identify by name three (3) UCTT members of the Business Development Committee.

6.2	Meetings

a.
The Business Development Committee shall meet at least once per month for a period of not less than [***] from Sign-Off, which meetings may be conducted telephonically, except as may be otherwise agreed by mutual consent.

6.3	Non-binding and advisory role

a.
The Business Development Committee shall generally review and on an advisory and non-binding basis, provide guidance and recommendations to the parties with respect to the activities of the parties under the JDP. Such guidance and recommendations may include one or more of the following:

i.	Evaluate business opportunities

ii.	Determine slot schedule of the Dry Equipment and Wet Equipment.

iii.	Resolve any issues related to profit sharing for each opportunity.

7.	CDP

7.1	CDP Activities
UCTT will engage in CDPs with Third Parties where the CDP activities may include (but are not necessarily limited to) the following:

a.	Providing R&D services to and creation of IP for its customers. Such customers may include but are not limited to domestic, international, government, research institutions and newly formed ventures

b.	Conducting internal R&D activities.

c.	Sale or licensing of the IP created as a result of internal R&D;

d.	Creation of joint ventures with third parties (Start Ups) based on the IP created as a result of internal R&D.

7.2	CDP Services and CDP Licenses
As part of the CDP activities, UCTT will provide to such Third Party the use of its R&D platform (including the Equipment) and the services of its personnel (collectively “CDP Services”). Additionally, in each instance, UCTT will grant licenses to such Third Party under certain Intellectual Property Rights or Know-How and may sell, assign or transfer certain Intellectual Property Rights or Know-How (collectively “CDP Licenses”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2	Business Brought By
Upon the signing of each CDP Agreement, absent mutual consent of the parties to the contrary, the following definition of “Business Brought By” will prevail:

a.	If the Third Party is not an Outside Third Party, then for such CDP, Business Brought By shall be defined as UCTT.

b.
If the Third Party is an Outside Third Party, and, UCTT was established to be the First Contacting Party (as defined in Sections 5.5.a and 5.5b), then for such CDP, Business Brought By shall be defined as UCTT.

c.	If the Third Party is an Outside Third Party other than as defined in Section 7.3b, then for such CDP, Business Brought By shall be defined as IMI.

7.4	IMI Technical Contribution to CDP IP
Upon the signing of each CDP Agreement, absent mutual consent of the parties, the following will determine the definition of “IMI Technical Contribution to CDP IP”:

a.
If pursuant to or in preparation of the CDP or as a condition of Third Party signing the CDP Agreement, IMI has signed a separate agreement with UCTT or the Third Party, under which IMI will provide services to either UCTT or the Third Party as part of the CDP activities or as part of the performance of the CDP Agreement, then for such CDP, IMI Technical Contribution to CDP IP shall be defined as Yes.

b.
If pursuant to or in preparation of the CDP or as a condition of Third Party signing the CDP Agreement, IMI has signed a separate agreement with UCTT or the Third Party, under which IMI will grant a license to UCTT or Third Party under IMI’s Intellectual Property Rights or under IMI’s Know-How rights, to enable UCTT or Third Party to conduct CDP activities as part of the performance of the CDP Agreement, then for such CDP, IMI Technical Contribution to CDP IP shall be defined as Yes. Notwithstanding the foregoing, if the aforementioned separate agreement is only between IMI and UCTT (and not between IMI and a Third Party) and such separate agreement is either the Dry Equipment Supply and Technology Licensing Contract or Wet Equipment Supply and Technology Licensing Contract (but no other agreement), then IMI Technical Contribution to CDP IP shall be defined as No.

c.
If IMI does not provide any services or grant a license under its Intellectual Property Rights or Know-How rights to either UCTT or Third Party, then for such CDP, IMI Technical Contribution to CDP IP shall be defined as No.

8.	REVENUE SHARING FROM CDP

8.1	As part of the CDP activities,

a.	In exchange for providing CDP Services to a Third Party, UCTT will receive consideration from such Third Party (“CDP Service Fees”).

b.	In exchange for granting CDP Licenses to a Third Party, UCTT will receive consideration from such Third Party (“CDP License Fees”).

8.2	Service Net Profits shall mean the CDP Service Fees less the following -

a.	[***] separately stated on the invoice sent by UCTT to Third Party for payment of CDP Service Fees.

b.	UCTT’s [***] of [***] associated with the CDP, determined by UCTT’s customary accounting procedures.

c.
UCTT’s other costs [***]associated with the CDP. For the avoidance of doubt, [***] associated with the CDP [***] shall be considered costs. However [***] expenses and [***] expenses shall not be considered costs under this section.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.3	Licensing Royalty Profits shall mean the CDP License Fees less the following -

a.	[***] separately stated on the invoice sent by UCTT to Third Party for payment of CDP License Fees.

8.4	UCTT pricing of Services or Licenses
In order to provide to IMI its full commensurate share of the Service Net Profits and Licensing Royalty Profits contemplated hereunder, for CDP Agreements where the Business Brought By is IMI and/or the IMI Technical Contribution to CDP IP is Yes, UCTT shall ensure the following guidelines for providing CDP Services or granting CDP Licenses:

a.
UCTT shall charge commercially reasonable prices for CDP Service Fees and CDP License Fees. The pricing shall reflect what such CDP Services or CDP Licenses of similar kind and quality, sold in similar quantities, should be offered in a competitive marketplace.

b.
UCTT shall make commercially reasonable efforts to not provide CDP Services or grant CDP Licenses in exchange for [***]. In the event UCTT wishes to provide CDP Services or grant CDP Licenses in exchange for [***], UCTT and IMI will discuss in good faith an [***]for the purpose of computing IMI’s commensurate share of the Service Net Profits and Licensing Royalty Profits contemplated in this Agreement.

8.5	Profit Sharing

a.
Profit Sharing - UCTT shall pay to IMI a percentage of the Service Net Profits and Licensing Royalty Profits depending on whether the Business Brought By is IMI or UCTT and whether IMI Contribution is Yes or No.

Business Brought By	IMI Technical Contribution to CDP IP	Profit Sharing (% of Service Net Profits and Licensing Royalty Profits to be paid by UCTT to IMI)

IMI	Yes	[***]
	No	[***]
UCTT	Yes	[***]
	No	[***]

b.
Notwithstanding Section 8.5a, for revenue that UCTT can receive under all CDP Agreements within [***] of the Sign-Off for which Business Brought By is IMI and provided the cumulative total of such revenue from all such CDP Agreements is less than [***] (“Initial Revenue”), the percentage of Service Net Profits (derived from the CDP Service Fees portion of the Initial Revenue) to be paid by UCTT to IMI shall be [***] regardless of whether the IMI Technical Contribution to CDP IP is Yes or No.

c.
Alternative Structure - Notwithstanding Section 8.5a and Section 8.5b, on a CDP-by-CDP basis, the parties may enter into good faith discussions to agree to use an alternative structure for providing compensation to IMI when Business Brought By is IMI and/or IMI Contribution of IP is Yes. Such alternative structures may include, but are not necessarily limited to, a [***] structure.

8.6	Payment and Reporting

a.	No later than [***] after the end of each calendar [***] period for the [***] and after the end of each [***] thereafter (such [***] or [***] hereinafter referred to as “Period”), UCTT shall,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

together with the payment due on Service Net Profits and Licensing Royalty Profits, computed in accordance with Section 8.5a, furnish the following to IMI:

i.	A detailed written report, describing the following:

A.	All sales of CDP Services and CDP Licenses, broken down by specific CDP, made by UCTT during the preceding Period.

B.
All CDP Service Fees and Licensing Fees received by UCTT during the preceding Period together with an identification of each CDP customer and a description of any special licensing or other arrangements made with such customer.

C.	An itemized list of all allowable adjustments used in computing Service Net Profits and Licensing Royalty Profits.

ii.
UCTT’s payment for IMI’s share of Service Net Profits and Licensing Royalty Profits as computed in accordance with Section 8.5a. For the avoidance of doubt, UCTT shall provide a detailed written report to IMI in accordance with item (i) above, even if UCTT’s payment for a particular Period are zero.

8.7	Audit

a.
UCTT shall keep full, clear, complete, true and accurate records with respect to the CDP Services and CDP Licenses and the associated CDP Service Fees and CDP License Fees. Such books and records shall be kept in the English language and in compliance with international accounting principles as issued by the International Accounting Standards Board. Such books and records shall be kept at UCTT for at least three (3) years following the end of the calendar quarter to which they pertain. As more fully described in this Section, IMI shall have the right through its accredited representatives to examine and audit at reasonable times all such records and such other records and accounts as may under recognized accounting practices contain information bearing upon the amount of Service Net Profits and Licensing Royalty Profits due to IMI hereunder.

b.	Prompt adjustment shall be made by UCTT to compensate for any errors or omissions disclosed by such examination or audit.

c.
Inspections conducted under this Section shall be at the expense of IMI, unless a variation or error producing an increase exceeding [***] percent ([***]%) of the amounts payable for any period covered by the inspection is established and confirmed in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by UCTT.

d.
At IMI’s request, UCTT will permit an independent auditor and technical consultant selected by IMI and reasonably acceptable to UCTT, to examine during ordinary business hours no more than once each calendar year such records and other documents as may be necessary to verify or determine CDP Service Fees, CDP License Fees and other payments paid or payable under this Agreement.

e.
On reasonable notice (provided that IMI shall give UCTT at least 7 calendar days prior written notice of its election to inspect such records)and during regular business hours, IMI or its authorized representative shall each have the right to inspect and copy the books of accounts, records and other relevant documentation of UCTT or of any Affiliate of UCTT insofar as they relate to the CDP Services or CDP Licenses, in order to ascertain or verify the amount of Service Net Profits and Licensing Royalty Profits due to IMI hereunder, and the accuracy of the information provided to IMI in the aforementioned reports.

f.
The audit shall be conducted at the location(s) where such books and records are normally kept, IMI shall also have the right, not more than once each calendar year, to audit UCTT's books and financial records for the purpose of verifying full payment by UCTT of its payment obligations hereunder.

g.	Such audits shall be conducted during normal business hours and shall not unreasonably interfere with UCTT's conduct of its business. Upon ten (10) days written notice and not more

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

than once per calendar year, UCTT agrees to permit one or more Certified Public Accountant(s) appointed by IMI (except one to whom UCTT has a reasonable objection), to enter upon the premises or UCTT during all usual business hours of UCTT at any time following the [***] of any [***] in order to inspect files records pertaining to CDP Service Fees and Licensing Fees under this Agreement, and to make on UCTT's premises and retain copies of any and all parts of the records and accounts kept by UCTT pursuant to this Section, including without limitation, invoices which are relevant to any report required to be rendered by UCTT.

h.
Upon a request by IMI, UCTT shall permit IMI'S auditors to have access during normal business hours to UCTT'S records regarding the reports required to be made under this Agreement, in order to verify the correctness of or necessity for any payment or report by UCTT, as said auditor deems necessary. IMI agrees that such auditors shall not disclose to IMI any information other than information relating solely to correctness of or necessity for the reports and payments made hereunder. If UCTT refuses IMI'S auditors access to UCTT'S records, then upon request of IMI, UCTT shall permit an independent certified public accountant, selected by IMI and approved by UCTT to have access during normal business hours to UCTT'S records under the terms set forth for IMI'S auditors in this paragraph. In the event that an independent certified public accountant is necessary because of UCTT'S refusal of access then UCTT shall bear the cost of such independent certified public accountant.

9.	OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS AND KNOW-HOW

9.1	Background Technology
As between the parties, each party shall retain all right, title and interest in the Background Technology of the party.

9.2	IMI Projects

a.	IMI shall own all Intellectual Property Rights and Know-How rights arising out of the activities of UCTT Engineers on IMI Projects (“IMI Projects IP”).

b.
UCTT hereby assigns, and agrees to assign to IMI in the future when any such IMI Projects IP is first fixed in a tangible medium or reduced to practice, as applicable, all of its right, title and interest in and to any IMI Projects IP.

c.
UCTT agrees to execute all papers, including patent applications, invention assignments and copyright assignments, and otherwise agrees to assist IMI, as reasonably required and at IMI’s reasonable expense, to perfect in IMI the rights, title and other interests in IMI Projects IP.

9.3	HPC Technology

a.
Without limiting the foregoing sections between the parties, IMI shall own all right, title, and interest in and to the HPC Technology and all improvements, derivatives and modifications thereof developed by either party or both parties during the course of the Agreement ("HPC Derivatives").

b.
UCTT hereby assigns, and agrees to assign to IMI in the future when any such HPC Derivatives are first fixed in a tangible medium or reduced to practice, as applicable, all of its right, title and interest in and to any HPC Derivatives.

c.
UCTT agrees to execute all papers, including patent applications, invention assignments and copyright assignments, and otherwise agrees to assist IMI, as reasonably required and at IMI’s reasonable expense, to perfect in IMI the rights, title and other interests in HPC Derivatives.

9.4	UCTT Projects

a.	All Intellectual Property Rights and Know-How rights arising out of the sole activities of UCTT personnel (and not IMI personnel) on UCTT Projects shall be owned by UCTT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

b.
All Intellectual Property Rights and Know-How rights arising out of the sole activities of IMI personnel (and not UCTT personnel) on UCTT Projects shall be owned by IMI. IMI will grant UCTT a non-exclusive royalty-free, worldwide, perpetual license under such rights to practice such rights in the Field.

c.
All Intellectual Property Rights and Know-How rights arising out of the joint activities of UCTT and IMI personnel on UCTT Projects shall be owned jointly by UCTT and IMI. Each party shall have an equal, undivided 50% interest in any jointly owned Intellectual Property Rights and Know-How rights.

10.	INTELLECTUAL PROPERTY PROTECTION

10.1	IMI controls prosecution

a.
IMI shall have the sole right, but not the obligation, to apply for, seek issuance of, and maintain in the United States and in foreign countries the patent rights associated with the JDP Technology that is solely owned by IMI or jointly owned by IMI and UCTT.

b.	All costs associated with such activity shall be paid by the owner of the Intellectual Property Rights and Know-How rights.

c.
The prosecution, filing and maintenance of all patent rights and applications are the within the sole discretion and responsibility of IMI. All decisions with respect to prosecution of the above patent rights are reserved to IMI.

d.	The parties agree to mutually develop a process for assisting each other in such activities.

10.2	Patent Prosecution

a.
IMI shall have the first right to prepare, file, prosecute and maintain, at its own expense and in consultation with UCTT, patent applications and patents claiming JDP Technology, and to conduct any interferences, re-examinations, reissues, oppositions or requests for patent term extension or governmental equivalents thereto.

b.
In the event that IMI does not file, prosecute or maintain any such patent or patent application (including the failure to do so in the Russian Federation) or undertake such other activities described above, then UCTT shall have the right to assume such activities at its own expense but without affecting the ownership and license provisions set forth in Section 9.

10.3	Cooperation

a.
Each party agrees to execute all papers, including patent applications and invention assignments, and otherwise agrees to assist the other party, as reasonably required and at the other party’s reasonable expense, to perfect the rights, title and other interests in JDP Technology.

b.	IMI and UCTT shall both use reasonable efforts to keep the other fully informed as to the status of patent matters with respect to JDP Technology.

c.
IMI and UCTT shall each reasonably cooperate with and assist the other at its own expense in connection with such activities, at the other party's request. The Project Managers will (a) facilitate communication between the parties regarding patents and patent applications with respect to JDP Technology, (b) discuss and provide input on patent strategy with respect to JDP Technology, and (c) review applications and other substantive papers with respect to JDP Technology prior to filing with the patent office.

11.	PAYMENTS

11.1	Expenses
For activities related to UCTT Projects, UCTT will provide or reimburse IMI for

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

a.	[***], such as [***] and [***],

b.	[***] and [***] not [***] by [***],

c.	reasonable travel and lodging expenses for IMI personnel performing activities at UCTT Site, and

d.	subject to UCTT's prior written approval not to be unreasonably withheld, any other out-of-pocket costs to support the JDP activities.

11.2	Payment Method

a.	All payments hereunder shall be made in U.S. dollars by UCTT or one of its U.S. Affiliates.

b.	All payments due to IMI under this Agreement shall be made by bank wire transfer as follows:

Domestic Wire Instructions:
Route all wires via FEDWIRE to the following ABA number
To: [***]
Routing and Transit #: [***]
For Credit of: Intermolecular, Inc.
Credit Account Number: [***]
By Order of: [name of sender]

International Wire Instructions:
Instruct the paying financial institution to advise their US correspondent to pay as follows:
Pay to:     [***]
Routing & Transit:    [***]
Swift Code:    [***]
For Credit of:    Intermolecular, Inc.
Final Credit Account#:[***]
By Order of:    [Name of Sender]

11.3	Late payments
All payments shall be made [***] after invoicing. All payments not paid when due shall bear simple interest at a rate of [***] per month or the highest rate allowed by law, whichever is less.

11.4	Taxes
Prices and payments due to IMI are exclusive of all present and future taxes, duties, levies and other charges by any name (including any interest, penalties or additions thereto) imposed by any foreign, federal, state, local or other taxing authorities (including, without limitation, export, sales, use, excise and value-added taxes) on or with respect to the transactions or payments under this Agreement (excluding taxes imposed on IMI's net income by IMI's jurisdiction of organization or by reason of IMI's connection to such jurisdiction other than solely as a result of this Agreement).

12.	CONFIDENTIAL INFORMATION

12.1
The parties acknowledge that they may receive information from the other party which may be considered confidential and proprietary. The receiving party agrees to maintain in strict confidence such information that, if disclosed in writing, is identified and marked as confidential (or with words of similar meaning) at the time of its disclosure (or that, if disclosed verbally, is designated as confidential at the time of disclosure and is summarized and identified as confidential in a writing delivered to the receiving party within thirty (30) days after the disclosure) or that would appear to a reasonable person as confidential information ("Confidential Information").

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.2	The receiving party will use the Confidential Information solely for the purpose of performing its rights and obligations under the Agreement.

12.3
The receiving party will not disclose Confidential Information to a Third Party without the prior written consent of the disclosing party. The receiving party will protect such information from disclosure to others with at least the same degree of care as the receiving party exercises to protect its own information of similar type and importance, but in no event less than reasonable care.

12.4	The obligations of confidentiality and protection required by this Section will survive the expiration, termination, or cancellation of this Agreement for a period of five years thereafter.

12.5
The obligation of confidentiality will not apply, or will cease to apply, to any information that: (a) was known to the receiving party prior to its receipt of Confidential Information under this Agreement; (b) is or becomes publicly available without breach of this Agreement; (c) is received from a third party without an obligation of confidentiality to the disclosing party or (d) is developed independently by employees of the receiving party not having access to such information, or (e) is required by law to be disclosed by the receiving party.

13.	WARRANTY; LIMITATION OF LIABILITY

13.1	By IMI
IMI represents and warrants that:

a.	It has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and

b.	This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

13.2	By UCTT
UCTT represents and warrants that:

a.	It has the right and authority to enter into this Agreement, and to fully perform its obligations hereunder; and

b.	This Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms.

13.3	Disclaimer
UCTT and IMI specifically disclaim any representation, warranty or guarantee that the JDP activities will be successful, in whole or in part. It is understood that the failure of the parties to successfully develop or commercialize products resulting from JDP activities or any IMI Project or UCTT Project shall not constitute a breach of any representation or warranty or other obligation under this Agreement.
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, UCTT AND IMI MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED WITH RESPECT TO ANY INFORMATION DISCLOSED HEREUNDER, ANY ACTIVITIES CONDUCTED HEREUNDER OR ANY DELIVERABLES PROVIDED HEREUNDER, AND HEREBY EXPRESSLY DISCLAIM ANY WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR VALIDITY OF ANY JDP TECHNOLOGY, PATENTED OR UNPATENTED, OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.	LIMITATION OF LIABILITY

14.1
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR ANY BREACH OF ANY PAYMENT OR CONFIDENTIALITY OBLIGATION UNDER THIS AGREEMENT AND ANY PERSONAL INJURY OR HARM SUFFERED BY THE EMPLOYEES OF A PARTY AND ANY PROPERTY DAMAGE SUFFERED OR INCURRED BY A PARTY DUE TO THE GROSS NEGLIGENCE OF WILLFUL ACT OF THE OTHER PARTY, IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY, ITS AFFILIATES OR TO ANY THIRD PARTY CLAIMING THROUGH OR UNDER THE OTHER PARTY HERETO, FOR ANY LOST PROFITS, LOSS OF DATA, EQUIPMEN'T DOWNTIME OR FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.2
EXCEPT FOR BREACHES OF ANY PAYMENT AND CONFIDENTIALITY OBLIGATIONS, IN NO EVENT WILL EITHER PARTY’S LIABILITY TO THE OTHER UNDER THIS AGREEMENT EXCEED THE AMOUNTS PAID BY SUCH PARTY TO THE OTHER PARTY IN THE [***] PRECEDING THE CLAIM.

14.3
IN ADDITION, COMPANY ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE PARTIES, IMI SHALL NOT BE LIABLE FOR ANY PRODUCT LIABILITY CLAIMS RESULTING FROM THE MANUFACTURE, SALE OR USE OF ANY PRODUCTS DEVELOPED AS A RESULT OF JDP ACTIVITIES THAT UCTT or THIRD PARTY USES, MAKES OR SELLS.

14.4
The parties acknowledge and agree that the foregoing limitations of liability are an essential element of this agreement and that in their absence the terms of this agreement would be substantially different.

15.	TERM AND TERMINATION

15.1	Term

a.	The term of this Agreement shall commence on the Effective Date, and, unless terminated earlier as provided in this Section 15.2, shall continue indefinitely thereafter (the "Term").

15.2	Termination for Breach

a.
Either party may terminate this Agreement if the other party has materially breached or defaulted in the performance of any of its material obligations, and such default has continued for sixty (60) days after written notice was provided to the breaching party by the non-breaching party.

b.	Termination will be effective at the end of the sixty (60) day period unless the breach has been cured before the expiration of such sixty (60) day period.

15.3	Effect of Termination

a.	Accrued Rights and Obligations
Termination of this Agreement for any reason shall not release either party from any liability or obligation that, at the time of termination, has already accrued to the other party or that is attributable to a period prior to termination, nor shall it preclude either party from pursuing any rights and remedies it may have at law or in equity with respect to any breach of this Agreement.

b.	Termination of Licenses
In the event that UCTT materially breaches its obligations to pay CDP Service Fees or Licensee Fees due hereunder, and does not cure such breach in accordance with Section 15.2 above, then in addition

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to any other remedy available to IMI, IMI may terminate the licenses granted to UCTT or Third Party pursuant to such CDP.

c.	Termination of Projects
In the event that UCTT materially breaches its obligations to pay CDP Service Fees or Licensee Fees due hereunder, and does not cure such breach in accordance with Section 15.2 above, then in addition to any other remedy available to IMI, IMI may terminate the providing of services to UCTT or Third Party under a CDP.

15.4	Survival
Sections 5(Activities by Both Parties), 7(CDP), 8(Revenue Sharing From CDP), 9(Ownership of Intellectual Property Rights and Know-How), 10(INTELLECTUAL PROPERTY PROTECTION), 11(PAYMENTS), 12(Confidential Information), 13(Warranty; Limitation of Liability), 14(LIMITATION OF LIABILITY), 15(Term and Termination), 16(Miscellaneous) shall survive the expiration or termination of this Agreement for any reason.

16.	MISCELLANEOUS

16.1	Amendment
No change or modification in the terms hereof, in a manner not expressly provided in this Agreement shall be binding unless reduced to writing and duly executed by the parties in the same manner as the execution of this Agreement. Any attempt to so change or modify the terms of this Agreement shall be considered void and of no effect.

16.2	No Implied License
Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise. Each party reserves all rights not expressly granted to the other party under this Agreement.

16.3	Assignment

a.	Neither party shall assign or transfer this Agreement either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other party.

b.	Any attempt to assign without such consent shall be void and of no effect.

c.
Notwithstanding the foregoing, UCTT may assign this Agreement without such consent, to the Project Company, and the terms of the Agreement shall continue in effect without modification after such assignment. Furthermore, IMI may assign this Agreement without such consent to a successor in interest to its business, whether by merger, acquisition, consolidation, change of control, reorganization or sale of substantially all of its assets.

16.4	Drafting
In interpreting and applying the terms and provisions of this Agreement, the parties acknowledge that its lawyers reviewed and participated in the drafting and agree that no presumption shall exist or be implied against the party that drafted such terms and provisions.

16.5	Governing Law
This Agreement shall be governed by and construed in accordance with the laws of the State of California in the United States, without regard to its conflicts of law principles.

16.6	Venue
All disputes between the parties in connection to this Agreement shall be addressed in accordance with Section 16.7. [If no solution can be found to settle the dispute, then the dispute will be submitted

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to a court of competent jurisdiction in the location of the party accused of breach or failure of an obligation hereunder.]

16.7	Dispute Resolution
All disputes between the parties in connection with or arising out of this Agreement shall first be discussed in good faith between the parties in order to try to find an amicable solution.

a.
If no solution can be found to settle the dispute, then such dispute shall be finally settled by arbitration in accordance with the default rules and procedures of American Arbitration Association sitting in New York City, NY, USA and conducted in English.

b.
Within 30 days of notice that a party wants to submit a dispute to arbitration, the parties shall each select one independent arbitrator and will attempt to mutually agree upon a third independent arbitrator. Each arbitrator will have expertise in the thin film technology industry and will not be an employee, affiliate or contractor for either party.

c.	If the parties are unable to agree on the third arbitrator within fifteen (15) days, the two arbitrators shall select the third arbitrator within thirty (30) days.

d.
If the amount in dispute is less than [***], then the parties shall agree upon a single arbitrator meeting the above conditions within thirty (30) days of the notice of arbitration or such arbitrator shall be chosen by AAA if the parties cannot agree.

e.
The arbitrators shall determine what discovery will be permitted consistent with the goal of limiting the costs and time for such a proceeding. The parties and arbitrators shall use all reasonable efforts to complete any arbitration subject to this Section within six (6) months from the selection of arbitrators.

f.
The parties agree that any award of damages shall not include punitive, special, consequential, or indirect damages except as specifically allowed in this Agreement and shall comply with the limitation of liability provisions set forth herein.

g.	The arbitrators’ decision shall be in a detailed writing setting forth the reasons for their decision and shall be provided concurrently to each party.

h.	The arbitration award shall be final and binding on the parties.

i.	Unless otherwise agreed to by the parties, each party shall pay one-half of the arbitration fees and expenses and shall bear all of its own expenses in connection with the arbitration.

j.
Notwithstanding any of the foregoing, either party shall have the right to seek, at its own cost and expenses, preliminary and temporary injunctive relief pending resolution of the dispute via arbitration.

k.	The parties expressly disclaim the application of the United Nations Convention on the International Sale of Goods to this Agreement.

16.8	Independent Contractors
The relationship of the parties is that of independent contractors. Neither party shall be deemed to be an agent, partner, joint venturer or legal representative of the other for any purpose as a result of this Agreement or the transactions contemplated thereby. Personnel supplied by either party are not the other party's employees or agents and such supplying party assumes responsibility for their acts or omissions, The supplying party shall be solely responsible for the payment of compensation of such party's employees or agents assigned to perform services hereunder and such employees or agents shall be informed that they are not entitled to any employee benefits of the other party. Neither party shall be responsible for paying worker's compensation, disability benefits, and unemployment insurance or for withholding and paying employment taxes for any employee or agent of the other party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.9	Compliance with Laws
Each party shall comply with all applicable laws, including, but not limited to, government regulatory requirements and the export control laws of the United States.

16.10	Notices

a.
Unless otherwise agreed to by the parties, the communications required or permitted to be given or made under this Agreement shall be made in writing, via personal delivery, registered mail, facsimile transmission (with written confirmation copy by registered first-class mail), addressed to the appropriate party at the address indicated below and a copy to the receiving party’s legal department.

b.	All communications made pursuant to this section shall be deemed made or given on the date of such personal delivery, mailing or transmission.

c.	If to UCTT:
Ulyanovsk Center for Tecnology
Transfer, LLC
67 Krymova St.
Ulyanovsk, 432071
Russia

With a copy to:
Ulyanovsk Center for Tecnology
Transfer, LLC
Attention: Head of Legal
Department
67 Krymova St.
Ulyanovsk, 432071
Russia

d.	If to IMI:
Intermolecular, Inc.
3011 North First St.
San Jose
CA 95134

With a copy to:
Intermolecular, Inc.
Attention: General Counsel
3011 North First St.
San Jose
CA 95134

e.	The Parties may change the name and address to which communications should be sent under this section by providing prior written notice to the other party.

16.11	Captions
The captions to the several sections hereof are not part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation. As used in this Agreement, the word "including" means "including without limitation”.

16.12	Counterparts
This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

16.13	Signatures by Electronic Mail or Facsimile
The delivery by electronic mail or facsimile of the signatures of the parties shall be deemed valid and binding as if they were originally made.

16.14	Copies
A scanned or photocopied version of this Agreement shall be deemed to be an original and shall have the full force and effect of an original document.

16.15	Non-waiver
The failure of either party at any instance to require performance of any provision hereof by the other party shall not be deemed a waiver and thereafter shall not deprive that party of its full right to require such performance of that provision at another instance. Any waiver must be in writing executed by the waiving party.

16.16	Severability
If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be illegal, invalid, void or unenforceable, the remainder of the terms, provisions, covenants or conditions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision or with said provision being modified and narrowly tailored to achieve the original intent of the parties.

16.17	Publicity; Disclosure of Agreement

a.	Neither party shall publicize nor disclose the terms of this Agreement without the prior written consent of the other party, except -

i.
to the extent required by law, to governmental entities under each the applicable laws and regulations (including without limitation in a Form 8-K to the United States Securities and Exchange Commission and to the Russian patent and intellectual property agency, Rospatent), or

ii.
to such party's attorneys, accountants, advisors, investors and financing sources and their advisors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or

iii.	in connection with the enforcement of this Agreement or rights under this Agreement, or

iv.	in connection with a merger, acquisition, financing transaction or proposed merger, acquisition or financing transaction.

b.	Notwithstanding the foregoing,

i.	no later than thirty (30) days after the Effective Date, the parties will agree to a joint press release,

ii.	IMI may mention UCTT on its web site, and

iii.	UCTT will provide a testimonial to IMI (subject to mutual agreement of the parties) for use on IMI’s web site.

16.18	Force Majeure
Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations then owing) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, act of God, earthquake, flood, lockout, embargo, act of terrorism, governmental acts or orders, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

16.19	Third Party Beneficiaries
Except as expressly provided in this Agreement, there are no third party beneficiaries expressly or impliedly intended under this Agreement.

16.20	Integration
This Agreement, together with all Exhibits hereto, constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior negotiations and understandings between the parties, both oral and written, regarding such subject matter.

16.21	Representation by Legal Counsel
Each party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the parties agree that no presumption shall exist or be implied against the party that drafted such terms and provisions.

16.22	Compliance with Laws
Each party shall comply with all laws, rules or ordinances of the United States and any applicable state or other governmental agency while performing under this Agreement.

a.
Each party agrees that certain of the information provided by one party to another hereunder may be “material, nonpublic information” for purposes of U.S. federal or state securities laws, the awareness of which prohibits UCTT and its employees, contractors, representatives and agents from (i) buying or selling IMI’s securities (stock, options, etc.) (i.e., “insider trading”) and (ii) passing information to anyone who may buy or sell IMI’s securities (i.e., “tipping”), until after the information has been disclosed to the public and absorbed by the market. Without limiting any of UCTT’s other obligations under this Agreement, UCTT will comply with all federal and state securities laws prohibiting insider trading and tipping, and shall immediately notify IMI in the event of any insider trading or tipping by UCTT or its employees, contractors, representatives or agents of which it becomes aware.

b.
In accordance with the requirements of the Foreign Corrupt Practices Act of the United States (15 U.S.C. § 78dd-1 and 2) (“FCPA”), each party agrees and warrants that it shall not make, offer, promise or authorize any payment, loan, gift, donation or other giving of money or things of value, directly or indirectly, whether through itself, its affiliates, partners, officers, employees, agents or representatives, whether in cash or kind, and whether pursuant to a written agreement, to or for the use of any government official, any political party or official thereof or any candidate for political office, for the purpose of influencing or inducing any official act or decision in order to further the activities contemplated by this Agreement, including obtaining or retaining any government approval or funding related to such activities. Each party represents and warrants that it will strictly comply with the FCPA, and agrees that if it violates the FCPA in the course of performing the activities enumerated in this Agreement, the non-violating party may immediately upon notice to the violating party terminate this Agreement.

16.23	Governing Language
This Contract has been executed by the parties in counterpart originals, one in the English language and one in the Russian language. Notwithstanding the foregoing, the parties agree that in the event of controversy between the parties regarding the interpretation or application of the terms of this

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract, the English language version of the Contract will be controlling. All communications and notices to be made or given pursuant to this Contract shall be in the English language.

“UCTT”
Ulyanovsk Center for Technology Transfer Ltd.

Date: September 29, 2013
Name: /s/Andrey Redkin
(Print): Andrey Redkin
Title: CEO

“IMI”
Intermolecular, Inc.

Date: September 29, 2013
Name: /s/David E. Lazovsky
(Print): David E. Lazovsky
Title: CEO & President

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Annex A

Category A List

Field of Glass Coatings	Field of Photovoltaics	Field of Power Electronics	Field of Display
• [***]	• [***]	• [***]	• [***]

In addition to specific Outside Third Parties listed above and to the extent that such Outside Third Parties is not listed in Category B or Category C, Category A also includes,

a)	any Outside Third Party in the Field with <$50M revenue in the year prior to the year in which UCTT first engages with such Outside Third Party,
b)    any Outside Third Party in the Field whose principal offices are located in one of the following countries Azerbaijan, Armenia, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Turkmenistan, Uzbekistan and Ukraine and a majority of whose assets are located in the same country, and
c)    for the sole purpose of the field of glass coatings any Outside Third Party in the Field whose principal offices are located in a country that is part of the European Union and a majority of whose assets are located in the same country.

Category B List

Field of Glass Coatings	Field of Photovoltaics	Field of Power Electronics	Field of Display
• [***]	[***]	[***]	[***]

Category C List

Field of Glass Coatings	Field of Photovoltaics	Field of Power Electronics	Field of Display
• [***]	[***]	[***]	[***]